UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive additional materials

☐	Soliciting material pursuant to §240.14a-12

Genworth Financial Asset Management Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

16501 Ventura Blvd, Suite 201

Encino, California 91436-2007

(800) 238-0810

September 21, 2006

Dear Genworth Financial Contra Fund Shareholder:

The enclosed proxy statement for the Genworth Financial Contra Fund (formerly called the GE Contra Fund) contains important information about changes the Fund’s Board of Trustees recommends for the Fund. Please read the enclosed proxy materials, consider the information and vote on the two related proposals. We encourage you to complete and mail your proxy card promptly because the Special Meeting of Shareholders will be held on October 20, 2006. Every shareholder vote is important.

The Fund’s Board of Trustees has unanimously approved this recommendation and believes it is in the best interests of the Fund and its shareholders. The Trustees recommend that you vote in favor of the proposals in the proxy statement.

Thank you in advance for your response and for your continued investment with Genworth Financial Asset Management, Inc. and in the Genworth Financial Contra Fund.

Sincerely,

Gurinder S. Ahluwalia

President

Genworth Financial Asset Management Funds

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

16501 Ventura Blvd, Suite 201

Encino, California 91436-2007

(800) 238-0810

Notice of Special Meeting of Shareholders

of

Genworth Financial Contra Fund,

a Series of Genworth Financial Asset Management Funds

To Be Held October 20, 2006

To the Shareholders of the Genworth Financial Contra Fund:

A special meeting of shareholders of the Genworth Financial Contra Fund (the “Fund”), the sole series of Genworth Financial Asset Management Funds, a Delaware statutory trust (the “Trust”), will be held at the offices of the Trust, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007 on October 20, 2006, at 10:00 a.m., Pacific time (the “Meeting”). At the Meeting, shareholders will be asked:

1.	To change the Fund from a diversified fund to a non-diversified fund;

2.	To make conforming changes to two of the Fund’s fundamental investment restrictions related to issuer and industry concentration limits (together, the “Proposals”); and

3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on September 12, 2006 (the “Record Date”) will be entitled to receive this notice and to vote at the Meeting.

By Order of the Board of Trustees,

Regina M. Fink

Secretary

Your vote is important regardless of how many

shares you owned on the Record Date.

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may authorize proxies to cast your vote by Internet or by telephone by following the instructions on the enclosed proxy card. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

GENWORTH FINANCIAL CONTRA FUND

FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 20, 2006

PROXY STATEMENT

Proxies are being solicited by the Board of Trustees (the “Board”) of Genworth Financial Asset Management Funds, a Delaware statutory trust (the “Trust”), for a special meeting of shareholders of the Genworth Financial Contra Fund (the “Fund”), the only series of the Trust, to be held at 10:00 a.m. (Pacific time) on October 20, 2006, at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007, and at any and all adjournments and postponements thereof (the “Meeting”), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement will be first mailed to shareholders on or about September 21, 2006. Because the Fund is the only series of the Trust, all references to the “Fund” in this proxy statement include the “Trust.”

The Board has fixed the close of business on September 12, 2006 as the record date (the “Record Date”) for determining holders of the Fund’s shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the Fund had 10,133,430.166 shares outstanding.

Each share of the Fund is entitled to one vote on the Proposals and on any other matter that is properly presented at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions and, in the discretion of the proxy holders, on such other business as may properly come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR the Proposals. Shareholders who execute proxies may revoke them, at any time before they are voted, either by submitting a revocation in writing to the Trust, by executing and submitting subsequently dated proxies in writing to the Trust or by voting in person at the Meeting.

The presence, in person or by proxy, of shareholders entitled to cast one-third of the votes entitled to be cast at the Meeting will constitute a quorum for the conduct of business. Approval of each Proposal will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund’s outstanding shares. The shareholders may adjourn the Meeting to another date and time by the affirmative vote of a majority of votes cast on the matter, whether or not a quorum is present, and the meeting may be held on the new date and time up to 120 days after the Record Date with no other notice other than the announcement of the new date, time and place at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposals. They will vote against any such adjournment those proxies required to be voted against the Proposals and will abstain from voting on adjournment those proxies that direct them to abstain from voting on the Proposals. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the Record Date (in which case the Board will set a new record date), the Trust will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Proxies may also be authorized by mail or electronically by Internet or telephone. Each shareholder who provides voting instructions electronically will be able to validate that his, her or its voting instructions were received correctly and may change his, her or its voting instructions at any time prior to the Meeting.

All shares represented at the meeting in person or by proxy, including abstentions and broker non-votes (where the beneficial owner has not provided voting instructions and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Proposals will occur only if a sufficient number of votes at the Meeting are cast FOR the Proposals. With respect to each Proposal, abstention and broker non-votes effectively result in a vote “against” that Proposal. The Board unanimously recommends that you vote in favor of the Proposals.

The cost of soliciting proxies will be borne by the Fund. The Fund has hired Computershare Fund Services, at an anticipated cost of approximately $10,000, to solicit proxies from brokers, banks, other institutional holders and individual shareholders. In addition to solicitation by mail, some officers and employees of Genworth Financial Asset Management, Inc. (formerly, GE Private Asset Management, Inc.), the investment adviser to the Fund (“Adviser”) and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. The Adviser’s substantial ongoing subsidy of the Fund’s operating expenses in order to maintain its expense limitation means that these proxy costs will not increase the expenses paid by shareholders for the current fiscal year and are not expected to increase those paid expenses in future years.

As of the Record Date, Genworth Financial Trust Company, 3200 North Central Avenue, 6th Floor, Department 612, Phoenix, Arizona 85012, owned of record 100% of the outstanding shares of the Fund. Genworth Financial Trust Company may be deemed to control the Fund because its affiliate, Adviser, has complete investment discretion and voting authority with respect to the shares of the Fund held by its clients. The Fund does not know of any person or “group” (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who, as of the Record Date, is the beneficial owner of more than five percent of the Fund’s voting securities. Adviser has investment and voting discretion with respect to those shares, but is seeking voting instructions from the underlying beneficial owners of those shares (who are Adviser’s advisory clients) because of the conflict of interest Adviser has in voting for the Proposals. Adviser will vote the shares according to the instructions it receives. Adviser will vote shares with respect to which it does not receive executed proxies from underlying beneficial owners in the same proportion as those shares for which it does receive executed proxies. This is known as “mirror voting” or “echo voting.”

As of the Record Date, and except through their official positions with Adviser, the Fund’s officers and Trustees owned individually and collectively, less than 1% of the outstanding shares of the Fund.

PROPOSAL 1 AND 2

1.	TO CHANGE THE FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

2.	TO MAKE CONFORMING CHANGES TO TWO OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS RELATED TO ISSUER AND INDUSTRY CONCENTRATION

Q:	Why are shareholders being asked to change the Fund from a diversified fund to a non-diversified fund and to make conforming changes to its fundamental investment restrictions?

To be classified as a “diversified fund” under Section 5(b)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), a mutual fund (such as the Fund) must have as 75% of its total assets cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. Conversely, the 1940 Act defines a “non-diversified fund” as a fund other than a diversified fund, and therefore these limits would not apply to a non-diversified fund.

Certain strategies used by the Fund have resulted in uncertainty about whether the Fund qualifies as a “diversified fund.” These strategies are used by the Fund in seeking to provide protection against declines in market values and involve the purchase of options on securities indexes. For certain exchange-traded index options in which the Fund invests, the counterparty to the option is the Options

Clearing Corporation (“OCC”). If OCC is considered the “issuer” of the index options, the value of the Fund’s total assets invested in securities of this “issuer” may, from time to time, exceed the 1940 Act diversification limits described above. The Fund could take the position that the Fund could “look through” the options to the hundreds or thousands of securities whose economic characteristics determine the options’ value and diversification for investment purposes. However, the proper treatment of index option securities for purposes of diversification under the 1940 Act is unclear: the Securities and Exchange Commission and its Staff have provided only limited guidance in this area, but have indicated that in at least some circumstances, a “look through” approach may not be consistent with the 1940 Act diversification requirements. Therefore, in order to clarify the Fund’s ability to continue to utilize index option strategies to their full potential in accordance with the Fund’s investment objective and disclosed policies, the Trustees approved and are recommending that shareholders approve a change in classification to “non-diversified” status. This will eliminate any future concern about the regulatory ambiguities in this area.

In order to implement this change fully, subject to approval of Proposal 2, the Fund will make conforming changes to two of its fundamental investment restrictions. One restriction, which is investment limitation number 2 on page 13 of the Statement of Additional Information, provides as follows: The Fund will not “[p]urchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities.” That restriction will be revised to state that it will also not apply to the purchase of options on securities indexes. Accordingly, if approved, the revised fundamental investment restriction would provide as follows: The Fund will not “[p]urchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry. This limitation shall not apply to the purchase of U.S. Government Securities or the purchase of options on securities indexes.” Because the revised investment restriction, if approved, would be fundamental, it may not be changed without subsequent shareholder approval.

The other restriction, which is investment limitation number 3 on page 13 of the Statement of Additional Information, requires the Fund to maintain a diversified portfolio as described by Section 5(b)(1) of the 1940 Act. This restriction would be deleted in its entirety if Proposal 2 is approved.

Notwithstanding certain similarities, the 1940 Act diversification requirements are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code of 1986, as amended. These Proposals do not in any way affect the Fund’s ability to comply with Subchapter M. For purposes of compliance with the Subchapter M diversification, the Fund is permitted to “look through” securities in its portfolio that are options on securities indexes to the underlying securities comprising the relevant index.

It is not anticipated that the Fund will change its investment objective or investment strategies as a result of these changes.

Q:	What are the effects of the Fund’s becoming a non-diversified fund?

As noted above, the 1940 Act defines a “non-diversified fund” as a fund other than a diversified fund, and the diversification limits of Section 5(b)(1) do not apply to a non-diversified fund. A fund’s designation as non-diversified therefore may connote greater risk because the Fund may invest in a smaller number of issuers. A non-diversified fund has potential for an increase in volatility because the fund’s performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer—the OCC—will increase the Fund’s exposure to credit risk and other risks associated with that issuer’s financial condition and business operations. However, in the case of the Fund, as explained above, a change in classification is recommended in view of certain regulatory interpretations relating to the Fund’s index options holdings, and it is not anticipated that the Fund will change its investment strategies as a result of a change in classification to a non-diversified fund.

The Board of Trustees, including all of the Independent Trustees, unanimously recommend that shareholders vote FOR the Proposals to change the Fund from a diversified fund to a non-diversified fund.

GENERAL INFORMATION

A.	Evaluation by the Board of Trustees

The Board of Trustees evaluated the above Proposals and their possible effects on the Fund at a telephonic meeting, and approved the Proposals through unanimous written consent dated August 11, 2006, which was ratified at a board meeting on August 25, 2006. The Board of Trustees carefully considered the merits and the advisability and benefits to shareholders of the Fund becoming non-diversified. In particular, the Board considered the benefits of continuing to use index option strategies.

The Board of Trustees was advised by its own independent legal counsel and considered the information that it determined was relevant to its deliberations. After careful consideration, the Board of Trustees decided to unanimously approve the Proposals and directed that the Proposals be submitted to shareholders for their approval. In approving the Proposal, the Trustees determined that the Proposals should be beneficial to shareholders and in the best interest of the Trust.

The Board of Trustees unanimously recommends that shareholders vote FOR the Proposals.

B.	Other Matters to Come Before the Meeting

The Trust knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their discretion on such matters.

C.	Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular meetings of its shareholders, unless required to do so by applicable law or otherwise necessary. If an annual or special meeting is called in the future, any shareholder who wishes to submit a proposal for consideration at the meeting must deliver notice of the proposal to the Trust a reasonable time before the Trust begins to print and mail its proxy materials.

D.	Other Information

Genworth Financial Asset Management, Inc., located at 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007, is the investment adviser to the Fund. Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017, currently is the sub-adviser to the Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02101, and CitiGroup Global Markets, Inc., located at 390 Greenwich Street, New York, New York 10013, are custodians for the Fund. Capital Brokerage Corporation, located at 6620 West Broad Street, Richmond, Virginia 23230, is the distributor of the shares of the Fund. Integrated Fund Services, Inc, located at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, is the administrator of the Fund as well as the transfer agent for the shares of the Fund. Adviser is a wholly owned, indirect subsidiary of Genworth Financial, Inc., which is located at 6620 West Broad Street, Richmond, Virginia 23230.

You can find more information about the Fund’s investment policies in its Prospectus and Statement of Additional Information (“SAI”), which are available free of charge.

To request a free copy of the Prospectus or SAI, call us at (800) 238-0810. You can review and copy further information about the Fund, including the Prospectus or SAI, at the Securities and Exchange Commission’s (“SEC”) Public

Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available at the SEC’s Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

You can find further information about the Fund in its annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 238-0810 or Genworth Financial Contra Fund, 16501 Ventura Blvd, Suite 201, Encino, California 91436-2007.

Please complete, sign and return this proxy promptly. No postage is required if mailed in the United States. You also may authorize proxies to cast your vote by Internet or by telephone following the instructions on the enclosed proxy card.

GENWORTH FINANCIAL ASSET MANAGEMENT FUNDS

Notice of Special Meeting of Shareholders

Genworth Financial Contra Fund, a Series of Genworth Financial Asset Management Funds

To be held October 20, 2006

The undersigned shareholder of Genworth Financial Contra Fund (the “Fund”), the only series of Genworth Financial Asset Management Funds hereby appoints Regina M. Fink and Philip H. McKinley and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Fund, to be held on October 20, 2006, at 10:00 a.m. local time, at 16501 Ventura Boulevard, Suite 201, Encino, California 91436-2007, and at any adjournments and postponements thereof (the “Meeting”), to cast on behalf of the undersigned all votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999	9999 9999

When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

Signature

Signature of joint owner, if any

Date	GEN_16822

The votes entitled to be cast will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each proposal described in the Proxy Statement. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on September 12, 2006. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting, including, without limitation, all matters incident to the conduct of the Meeting.

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GENWORTH FINANCIAL CONTRA FUND.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☐	FOR	AGAINST	ABSTAIN

Proposal 1: Approval to change the Fund from a diversified fund to a non-diversified fund.	☐	☐	☐

Proposal 2: Approval to make conforming changes to two of the Fund’s fundamental restrictions related to issuer and industry concentration limits.	☐	☐	☐

Proposal 3: Transact such other business as may properly come before the Meeting or any adjournments.

Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also authorize proxies to cast your vote by Internet at https://vote.proxy-direct.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free 1-866-241-6192.